Exhibit 10.4
FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
AND
SCHEDULE TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement (“Amendment”) is made as of this 23rd day of June, 2011 by and among EMTEC, INC. (a Delaware corporation), EMTEC, INC. (a New Jersey corporation), EMTEC VIASUB LLC (a Delaware limited liability company), EMTEC FEDERAL, INC. (formerly known as WESTWOOD COMPUTER CORPORATION) (a New Jersey corporation), EMTEC GLOBAL SERVICES LLC (formerly known as EMTEC FEDERAL SERVICES LLC, formerly known as WESTWOOD FEDERAL SERVICES, LLC) (a Delaware limited liability company),  LUCEO, INC. (an Illinois corporation), EBUSINESS APPLICATION SOLUTIONS, INC. (a New Jersey corporation), AVEEVA, INC. (a Delaware corporation), SECURE DATA, INC. (a Delaware corporation), EMTEC INFRASTRUCTURE SERVICES CORPORATION (a Delaware corporation), KOAN-IT (US) Corp. (a Delaware Corporation), COVELIX, INC. (a Delaware corporation)  and DINERO  SOLUTIONS, LLC (a Georgia limited liability company) (individually and collectively, “Borrower”), whose address is 11 Diamond Road, Springfield, NJ 07081; and DE LAGE LANDEN FINANCIAL SERVICES, INC. ("DLL"), whose address is 1111 Old Eagle School Road, Wayne,  PA 19087.

BACKGROUND

A.           Borrower and DLL are party to that certain Loan and Security Agreement dated December 7, 2006 (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the “Loan and Security Agreement”), including that certain Schedule to the Loan and Security Agreement dated December 7, 2006 executed by Borrower and DLL in connection with and as a part of the Loan and Security Agreement (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the “Schedule”), pursuant to which DLL established certain credit facilities in favor of Borrower.  The Loan and Security Agreement, collectively together with the Schedule, as either may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, are referred to herein collectively as the “Loan Agreement”.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B.           In addition, Borrower has executed that certain Guaranty and Suretyship Agreement dated as of December 7, 2010 in favor of DLL and its Affiliates (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the “Canadian Guaranty”), pursuant to which Borrower has agreed to guarantee any obligations of any Canadian Subsidiaries of Borrower owing to DLL and its Affiliates.

C.           The Loan Agreement, and all instruments, documents and agreements executed in connection therewith or related thereto, together with the Canadian Guaranty, are referred to herein, collectively as the “Existing Loan Documents.”

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D.           Borrower and DLL have mutually agreed to make certain amendments and modifications to the Loan Agreement and the credit facilities established thereunder, all in accordance with the provisions of and on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

1.           Amendments to the Schedule.  Upon the effectiveness of this Amendment as provided for in Section 3 below, the Schedule is hereby amended and modified in the following manner:

(A)           Amendment to Clarify Allocation of Overloans.  In Section 2.2 of the Schedule titled “LOANS”, the subparagraph entitled “Total Facility Limit” of the subsection entitled “Overall Credit Limit” shall be amended and restated as follows:

Total Facility Limit.  Subject to Section 9.11 of the Agreement, in no event may the amount of either (I) the sum of (x) the Revolving Credit Loan as of such date plus (y) the Floorplan Loans as of such date plus (z) the aggregate amount of any open approvals given by DLL to any Vendor of Floorplanned Inventory that are outstanding as of such date (such amount the “Facility Outstandings”) or (II) the sum of (i) the Facility Outstandings plus (ii) the outstanding principal balance under any Canadian Subsidiary Credit Facility  as of such date (provided that, to the extent the loans and advances of credit under any such Canadian Subsidiary Credit Facility  are denominated in any currency other than US Dollars, the amount of the principal balance outstanding under such Canadian Subsidiary Credit Facility  as of any date shall be the actual amount outstanding as of such date in the applicable currency as converted into the US Dollar equivalent thereof based on prevailing market currency exchange rates as of such date)  (such amount, the “Total Outstandings”) exceed the Total Facility, and no Revolving Credit Loan or Floorplan Loan shall be made if, after giving effect to such Revolving Credit Loan or Floorplan Loan, the provisions of this sentence would be violated.  Notwithstanding the forgoing, (x) if at any time the amount of the Facility Outstandings does exceed the Total Facility, such excess (which shall be an Obligation secured by the Collateral) shall be treated as an Overloan subject to all the provisions of Section 2.3 of this Agreement and any other provisions of this Agreement dealing with Overloans and (ii) if at any time the amount of the Facility Outstandings does not exceed the Total Facility but the amount of the Total Outstandings does exceed the Total Facility, such excess (which shall be an Obligation secured by the Collateral) shall (unless DLL shall have elected in its sole discretion to treat such excess as a “Facility Overloan” under any Canadian Subsidiary Credit Facility) be treated as an Overloan subject to all the provisions of Section 2.3 of this Agreement and any other provisions of this Agreement dealing with Overloans.

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(B)           Amendment to Amend and Restate Change of Control Provision.  In Section 7 of the Schedule entitled “DEFAULT AND REMEDIES”, the subsection entitled “Change of Control Restrictions” shall be amended and restated as follows:

Change of Control Restrictions (Section 7.1(n)):  A prohibited Change of Control shall occur under Section 7.1(n) of the Agreement upon the occurrence of any of the following events:  (a)  any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), excluding Dinesh Desai and/or Keith R. Grabel and/or Mary Margaret Grabel (the “Permitted Investors”), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than twenty percent (20%) of the outstanding common interests of Emtec Parent, or (b)  the board of directors of Emtec Parent shall cease to consist of a majority of Continuing Directors (as defined below; or (c) Emtec Parent shall cease to own and control, directly or indirect, one hundred percent (100%) of all of the equity interests of each Subsidiary (specifically including without limitation each other Borrower entity and each Canadian Subsidiary party to any Canadian Subsidiary Credit Facility) (excluding any de minimus number of “director’s qualifying shares” or similar equity interests issued to the directors or management of any such Subsidiary organized in jurisdiction outside the United States to the extent required by any applicable law of such jurisdiction).  “Continuing Directors” shall mean the directors of Emtec Parent on the Closing Date and each other director of Emtec Parent, if, in each case, such other director’s nomination for election to the board of directors of Emtec Parent is recommended by at least 66⅔% of the then Continuing Directors or such other director receives the vote of the Permitted Investors in his or her election by the shareholders of the Parent.

2.           Acknowledgement Regarding Canadian Subsidiary Credit Facility and Related Overloan.

(A)           Borrower acknowledges that:

(i)            concurrently with the execution and delivery of this Amendment by Borrower, Emtec Infrastructure Services Canada Corporation, a corporation organized under the federal laws of Canada and a Canadian Subsidiary (“Emtec Infrastructure Canada”) is executing and delivering and entering into that certain Loan Agreement (Revolving Credit Loan and Floorplan Loan) dated as of the date hereof between Emtec Infrastructure Canada as “Borrower” thereunder and De Lage Landen Financial Services Canada Inc. (“DLL FSC”) (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the “Emtec Infrastructure Canada Loan and Security Agreement”) and related Schedule executed in connection with and as a part thereof dated as of the date hereof between Emtec Infrastructure Canada and DLL FSC (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the “Emtec Infrastructure Canada Schedule”, and collectively together with the Emtec Infrastructure Canada Loan and Security Agreement, the “Emtec Infrastructure Canada Loan Agreement”), pursuant to which DLL FSC is establishing certain credit facilities in favor of and will from time to time hereafter, make extensions of credit to Emtec Infrastructure Canada (such credit facilities, as they may be increased, decreased, restructured, expanded to include additional types of extensions of credit or otherwise modified from time to time, the “Emtec Infrastructure Canada Facility”);

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(ii)           the Emtec Infrastructure Canada Facility and the Emtec Infrastructure Canada Loan Agreement (and all loan, credit and security documents executed in connection therewith) shall constitute a Canadian Subsidiary Credit Facility (as defined in the Loan Agreement) and a Canadian ABL Credit Facility (as defined in the Canadian Guaranty), and DLL FSC shall constitute a DLL Canadian Lender (as defined in the Loan Agreement and the Canadian Guaranty), for all purposes under the Loan Agreement, the Canadian Guaranty and each other Existing Loan Document; and

(iii)           without limiting the generality of the foregoing, and without limiting the generality of any provision of the Canadian Guaranty: (1) all present and future loans, advances, debts, liabilities, obligations, covenants, duties and indebtedness of Emtec Infrastructure Canada to DLL FSC under, arising from or in connection with the Emtec Infrastructure Canada Facility and the Emtec Infrastructure Canada Loan Agreement (and all loan, credit and security documents executed in connection therewith) (the “Emtec Infrastructure Canada Obligations”) shall be included in the Guaranteed Obligations (as defined in the Canadian Guaranty) under the Canadian Guaranty, (2) upon the occurrence of any Canadian Collateral Shortfall (as defined in the Canadian Guaranty) under the Emtec Infrastructure Canada Facility and the Emtec Infrastructure Canada Loan Agreement (each an “Emtec Infrastructure Canada Shortfall”), Borrower shall be liable to DLL and DLL FSC for any and all Collateral Shortfall Obligations and Collateral Shortfall Payments due and owing in respect thereof as provided for in the Canadian Guaranty, (3) all obligations of Borrower to DLL and DLL FSC under the Canadian Guaranty with respect to the Emtec Infrastructure Canada Obligations and/or any Emtec Infrastructure Canada Shortfall shall be part of the Obligations secured by the Collateral, and (4) all of the obligations of Borrower under the Canadian Guaranty (specifically including without limitation all such obligations with respect to the Emtec Infrastructure Canada Facility, the Emtec Infrastructure Canada Loan Agreement (and all loan, credit and security documents executed in connection therewith), the Emtec Infrastructure Canada Obligations and any Emtec Infrastructure Canada Shortfall(s)) are hereby acknowledged, restated and reaffirmed (and Borrower also acknowledges and agrees that the foregoing acknowledgements, agreements and reaffirmations are being given in an abundance of caution and for the avoidance of any doubt, and that nothing contained in the foregoing is intended to limit or contradict the provisions of and agreement and waivers contained in the Canadian Guaranty (specifically including Sections 2, 3 and 4 thereof) and that the giving by Borrower of the foregoing acknowledgements, agreements and reaffirmations shall not be interpreted or construed under any circumstances as having established a course of dealing or course of conduct binding upon DLL in the future or otherwise creating any future obligations on DLL  to obtain any similar acknowledgements, agreements and reaffirmations in the future with respect to the Canadian Guaranty or any obligations thereunder).

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(B)           It is anticipated by DLL and Borrower that upon the effectiveness of the Emtec Infrastructure Canada Facility and the Emtec Infrastructure Canada Loan Agreement, the Facility Outstandings will exceed the Total Facility and an Overloan will exist in an amount of approximately $1,500,000.  Borrower hereby covenants and agrees that, to the extent any such Overloan does exist upon the effectiveness of the Emtec Infrastructure Canada Facility and the Emtec Infrastructure Canada Loan Agreement, Borrower shall immediately cause Emtec Infrastructure Canada to request a “Revolving Credit Loan” (as defined under the Emtec Infrastructure Canada Loan Agreement) in an amount equal to such Overadvances and to remit the proceeds of such “Revolving Credit Loan” to DLL for the benefit of Borrower for application to the outstanding principal balance of the Revolving Credit Loans under the Loan Agreement. Any failure by Borrower to fulfill the terms of this paragraph shall constitute an immediate and automatic Event of Default under the Loan Agreement.

3.           Effectiveness Conditions.      This Amendment shall be effective upon the satisfaction of the following conditions (any and all Loan Documents, agreements, documents, contracts, certificates, authorizing resolutions, etc. required to be delivered below must be satisfactory in form and substance, and on terms and conditions acceptable to, DLL and its counsel in their Permitted Discretion) (the “Effectiveness Conditions”):

(A)           execution and delivery of this Amendment by all parties hereto;

(B)           delivery to DLL of an updated legal opinion regarding the Canadian Guaranty from Dechert LLP in form and substance acceptable to DLL in its discretion; and

(C)           Payment by Borrower of all reasonable fees, costs and expenses (including without limitation any and all reasonable legal fees and expenses) incurred by DLL in the negotiation, preparation and execution of this Amendment.  Borrower hereby authorizes DLL to charge the Borrower’s revolving loan account with the amount of all such costs and expenses of DLL in satisfaction thereof, and requests that DLL make one or more Revolving Credit Loan(s) on or after the date hereof in an aggregate amount equal to the total amount of all such costs and expenses, and that DLL disburse the proceeds of such Revolving Credit Loan(s) in satisfaction thereof.

4.           Representations and Warranties.       Each Borrower entity  represents and warrants to DLL that:

(A)           After giving effect to this Amendment (including the performance by Borrower of its obligations under Section 3(B) of this Amendment), all warranties and representations made to DLL under the Loan Agreement and all other Existing Loan Documents as to Borrower are accurate in all material respects as though made on the date hereof (except to the extent any such representation and warranty was made only as of a specific, earlier date).

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(B)           Borrower has all requisite power and authority to execute and deliver the Amendment and each other document to be delivered in connection herewith to which it is a party  and to perform all of its Obligations hereunder and under the Loan Agreement and all other Existing Loan Documents (including the Canadian Guaranty) as amended hereby and has not taken any steps to wind up, dissolve or otherwise liquidate its assets.

(C)           The execution and delivery by Borrower of this Amendment, and the performance by it of the transactions herein contemplated (i) have been authorized by all necessary corporate action and (ii) do not and shall not constitute a violation of any applicable law or of Borrower’s Articles or Certificate of Incorporation or By-Laws (or, if applicable, Certificate of Formation or Operating Agreement) or any other document, agreement or instrument to which such entity is a party or by which such entity or its assets are bound.

(D)           Each of the Amendment, and any assignment, instrument, document, or agreement executed and delivered in connection herewith, and the Loan Agreement and all other Existing Loan Documents (including the Canadian Guaranty) as amended hereby, are the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms subject to the effect of any applicable bankruptcy, fraudulent transfer, moratorium, insolvency, reorganization or other similar laws affecting the rights of creditors generally and the effect of general principles of equity whether applied by a court of equity or law.

(E)           Both immediately prior and after giving effect to this Amendment, no Event of Default, or event that with the passage of time or giving of notice or both will become an Event of Default, exists under the Loan Agreement or any other Existing Loan Documents.

5.           Collateral.

(A)           To secure the payment and performance of all of the Obligations when due (specifically including without limitation, all Canadian Guaranty Obligations), each Existing Borrower hereby reconfirms and restates its grant under the Loan Agreement and the other Existing Loan Documents of a security interest and lien in favor of DLL and DLL Canadian Lender on all of its Collateral (including all Excess Cash Collateral), whether now owned or hereafter acquired, created or arising and wherever located.  Borrower hereby confirms and agrees that all security interests and liens granted under the Loan Agreement and the other Existing Loan Documents to DLL and DLL Canadian Lender continue in full force and effect and shall continue to secure the Obligations.  All Collateral remains free and clear of any Liens other than Permitted Encumbrances.  Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of DLL’s and DLL Canadian Lender’s security interest in and liens upon the Collateral.

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(B)           Without limiting the generality of the foregoing paragraph, Borrower acknowledges and agrees that the Obligations secured by the Collateral and the grants of security interests and liens in the Collateral by Borrower in favor of DLL and DLL Canadian Lender include all present and future loans, advances, debts, liabilities, obligations, covenants, duties and indebtedness at any time owing by Borrower to DLL or DLL Canadian Lender, whether evidenced by the Loan Agreement, the Canadian Guaranty, any note or other instrument or document or otherwise, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by DLL in Borrower's debts owing to others), absolute or contingent, due or to become due, and that the foregoing would include any such debts, liabilities, obligations and indebtedness owing to DLL from Borrower in connection with any operating or capital lease.

6.           Ratification of Loan Documents.  Except as otherwise expressly set forth herein, all of the terms and conditions of the Loan Agreement and the other Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to the Loan and Security Agreement, the Schedule and/or the Loan Agreement shall mean the Loan and Security Agreement, the Schedule and the Loan Agreement (as applicable) as modified by this Amendment.  Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement.  Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

A.           Confirmation of Indebtedness.  Borrower hereby acknowledges and confirms that as of the close of business on June 22, 2011, Borrower is indebted to Lender, without defense, setoff, claim or counterclaim under the Loan Documents, in the aggregate principal amount of $16,593,899.01, comprised of (a) $15,894,855.44 with respect to Revolving Credit Loans and (b) $699,043.57, with respect to the Floorplan Loan.  Borrower hereby confirms and agrees that the foregoing Obligations, together with all other Obligations (whether representing outstanding principal, accrued and unpaid interest, accrued and unpaid fees or any other Obligations of any kind or nature) currently owing by Borrower under the Loan Agreement and the other Loan Documents, as reflected in the books and records of DLL as of the date hereof, are absolutely and unconditionally and jointly and severally owing from and payable by Borrower, and Borrower is jointly and severally indebted to DLL with respect thereto, all without any set-off, deduction, claim, counterclaim or defense of any nature.

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B.           Release.  Borrower acknowledges and agrees that it has no actual or potential claim or cause of action against DLL relating to the Loan Agreement or any other Loan Document and/or the Obligations arising thereunder or related thereto, in any such case arising on or before the date hereof.  As further consideration for the consents, amendments set forth herein, Borrower hereby waives and releases and forever discharges DLL and its past and present officers, directors, attorneys, agents, professionals and employees (all collectively the “Released Parties”) from any liability, damage, claim, loss or expense of any kind that Borrower had, may now have or may hereafter have against any one or more of the Released Parties arising out of or relating to (a) this Amendment (and any documents or agreements being executed in connection herewith), the Loan Agreement, or any other Loan Document, (b) any and all Loans  or other extensions of credit made thereunder through the date hereof, (c) any other Obligations heretofore made and/or outstanding under the Loan Agreement or any other Loan Document, (d) any transactions pursuant to or contemplated by or arising from or entered into in connection with this Amendment (and any documents or agreements being executed in connection herewith), the Loan Agreement, any other Loan Documents, any such Loans or extensions of creditor  or any other Obligation and/or (e) any action (or failure to act) taken (or, as applicable, not taken or taken only after any delay or after satisfaction of any conditions) by any of the Released Parties either in connection with any of the foregoing, or as contemplated by the Loan Agreement or by any Loan Documents, or in connection with the negotiation or administration of the Loan Agreement, this Amendment (and any documents or agreements being executed in connection herewith) or any other Loan Document, in each such case to the extent such liability, damage, claim, loss or expense arises out of an event or circumstance that has occurred, arisen or is in existence as of the date hereof.

7.           Governing Law.  THIS AGREEMENT, AND ALL MATTERS RELATING HERETO AND ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), INCLUDING WITHOUT LIMITATION ENFORCEMENT OF THE OBLIGATIONS, SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF PENNSYLVANIA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.  BORROWER SPECIFICALLY ACKNOWLEDGES THAT THE PROVISIONS OF SECTION 9.26 OF THE LOAN AGREEMENT REGARDING CONSENT TO JURISDICTION AND SERVICE OF PROCESS ARE INCORPORATED HEREIN BY REFERENCE.

8.           WAIVER OF JURY TRIAL.  DLL AND BORROWER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AMENDMENT; (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN DLL AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF DLL OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH DLL OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

9.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.  Signature by facsimile or other electronic transmission (including email transmission of a PDF copy of any signature) shall bind the parties hereto.

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10.           Joint and Several Obligations of Borrower.  If more than one Person is named as the “Borrower” above, or hereafter becomes a “Borrower” hereunder by means of a joinder, amendment or other modification hereto or to the Loan Agreement, then all references herein to “Borrower” shall be deemed to be a joint and several reference to each and every such Borrower entity and/or to any such Borrower entity as the context shall require.  The liability of all such Borrower entities for the Loans and other Obligations shall be joint and several as further provided for in Section 9.29 of the Loan Agreement.

11.           Miscellaneous.  All terms, conditions, promises, covenants, provisions and warranties hereof and of the Loan Documents shall inure to the benefit of and bind DLL's and Borrower's respective representatives, successors and assigns (but Borrower may not sell, assign or transfer any interest in this Amendment or any other Loan Document, or any portion thereof, including, without limitation, any of Borrower's obligations, rights, title, interests, remedies, powers and duties hereunder or thereunder).  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Borrower specifically acknowledges that the provisions of Section 9.17 of the Loan Agreement regarding injunctive relief, Section 9.22 of the Loan Agreement regarding liability and damages and Section 8.1 of the Loan Agreement regarding costs and expenses and indemnities are incorporated herein by reference.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
SIGNATURES ON FOLLOWING PAGES

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

DE LAGE LANDEN FINANCIAL SERVICES, INC.

By:	/s/ George Wright
Name:	George Wright
Title:	V.P. of Operations

BORROWER:

EMTEC, INC. (a Delaware corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	VP Finance

EMTEC, INC. (a New Jersey corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

EMTEC VIASUB LLC (a Delaware limited liability company)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

EMTEC FEDERAL, INC. (formerly known as WESTWOOD COMPUTER CORPORATION) (a New Jersey corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

[Signature Page 1 of 3 to Fourth Amendment to DLL/Emtec Loan and Security Agreement and Schedule]

EMTEC GLOBAL SERVICES LLC (formerly known as EMTEC FEDERAL SERVICES LLC, formerly known as WESTWOOD FEDERAL SERVICES, LLC) (a Delaware limited liability company)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

LUCEO, INC. (an Illinois corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

EBUSINESS APPLICATION SOLUTIONS, INC. (a New Jersey corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

AVEEVA, INC. (a Delaware corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

SECURE DATA, INC. (a Delaware corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

 [Signature Page 2 of 3 to Fourth Amendment to DLL/Emtec Loan and Security Agreement and Schedule]

EMTEC INFRASTRUCTURE SERVICES CORPORATION (a Delaware corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

KOAN-IT (US) Corp. (a Delaware Corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

COVELIX, INC. (a Delaware corporation)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

DINERO SOLUTIONS, LLC (a Georgia limited liability company)

By:	/s/ Samir R. Bhatt	(SEAL)
Name:	Samir R. Bhatt
Title:	Secretary

[Signature Page 3 of 3 to Fourth Amendment to DLL/Emtec Loan and Security Agreement and Schedule]

 [Borrower’s Notary Pages on Following Pages]

BORROWER’S NOTARY PAGE – 1 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is VP Finance of Emtec, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement (“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 2 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Emtec, Inc. (a New Jersey corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 3 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Emtec Viasub LLC (a Delaware limited liability company), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 4 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Emtec Federal, Inc. (formerly known as Westwood Computer Corporation) (a New Jersey corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 5 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Emtec Global Services LLC (formerly known as Emtec Federal Services LLC, formerly known as Westwood Federal Services, LLC) (a Delaware limited liability company), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 6 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Luceo, Inc. (an Illinois corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 7 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of eBusiness Application Solutions, Inc. (a New Jersey corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 8 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Aveeva, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 9 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Secure Data, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 10 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June , 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Emtec Infrastructure Services Corporation (a Delaware corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 11 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:

On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of KOAN-IT (US) Corp. (a Delaware corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 12 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:
                            :
On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Covelix, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015

BORROWER’S NOTARY PAGE – 13 of 13

UNITED STATES OF AMERICA		:
STATE OF	: S.S.
COUNTY OF	:
                           :
On this 23rd day of June, 2011, before me, a Notary Public for the said County and State, personally appeared Samir R. Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is Secretary of Dinero Solutions, LLC (a Georgia limited liability company), one of the Borrowers named in the foregoing  Fourth Amendment to the Loan and Security Agreement and Schedule to the Loan and Security Agreement(“Amendment”) and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Delores L. Irving
Notary Public
My Commission Expires: 12-28-2015